                                                                   EXHIBIT 99.01



I do hereby consent to be named in the Registration Statement on Form S-1 as a person to become a director of the Company upon consummation of the initial public offering.



                                                   /s/ WILLIAM T. LEITH



                                          --------------------------------------
                                                     William T. Leith
                                                    September 9, 1997